EXHIBIT 99.4
CONSENT OF TANNER + CO.

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Current Report on Form 8-K of Avalon Digital Marketing Systems, Inc. of our report dated September 10, 2002 on our audit of the consolidated financial statements of Category 5 Technology Systems, Inc. and subsidiaries as of June 30, 2002 and 2001 and for the year ended June 30, 2002, the six months ended June 30, 2001 and the year ended December 31, 2000.

/s/ Tanner +Co.
Salt Lake City, Utah
October 11, 2002